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                                                                    EXHIBIT 99.4

[AVIDYN LOGO]
                                                                    NEWS RELEASE

                                                           FOR IMMEDIATE RELEASE

                                                       CONTACT: Randall D. Kurtz
                                                                    972.447.6450
                                                               rkurtz@avidyn.com



     AVIDYN, INC. SIGNS DEFINITIVE AGREEMENT TO BE ACQUIRED BY FISERV, INC.

         LEADING PROVIDER OF SPECIALIZED HEALTH CARE SERVICES TO ENHANCE
                     PORTFOLIO OF FISERV INSURANCE OFFERINGS

         DALLAS, TEXAS, NOVEMBER 4, 2002--Fiserv, Inc. (Nasdaq: FISV) and AVIDYN, Inc. (Nasdaq: ADYN) announced today the signing of a definitive agreement in which AVIDYN will merge its operations with the Fiserv organization. AVIDYN serves the health care industry through its two wholly owned subsidiaries: ppoONE, Inc., offering claims repricing and data management services, and ValueCHECK, Inc., a provider of utilization review and case management services.

         AVIDYN shareholders will, subject to certain closing date adjustments, receive $10.5 million in Fiserv common stock in exchange for their 3.6 million outstanding AVIDYN shares. The agreement is subject to all normal conditions to closing including receipt of all necessary regulatory consents and AVIDYN shareholder approval.

         "With the addition of AVIDYN to the Fiserv organization, we are continuing to expand and enhance our portfolio of specialized information technology services," said Leslie M. Muma, President and CEO of Fiserv, Inc. "Through our growing portfolio of insurance products and services, backed by the strength and stability of our technology solutions, we help clients remain competitive in a dynamic insurance environment. The people and resources of AVIDYN will continue to enhance our ability to serve this key market."

         Based in Dallas, Texas, AVIDYN delivers products for niche health care segments through two wholly owned subsidiaries: ppoONE, Inc. and ValueCHECK, Inc. ppoONE is a market leader in claims repricing and data management for preferred provider organizations (PPOs), third-party administrators, health care plans and insurance carriers nationwide. ValueCHECK is a leading provider of utilization review and case management service solutions.



16980 Dallas Pkwy., Suite 120, Dallas, TX 75248
ph (972) 447-6447 fax (972) 447-6499
avidyn.com

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[AVIDYN LOGO]
                                                                    NEWS RELEASE

         "Through AVIDYN and its subsidiary organizations, we are adding complementary lines of business to our current health care benefits administration offerings," said Michael D. Gantt, President of the Fiserv Insurance Solutions Group. "Fiserv is continually looking to help our clients meet the challenges facing today's insurance environment, and this agreement with AVIDYN will bring a new dimension to our comprehensive technology solutions. In addition, AVIDYN adds a team of experienced industry professionals focused on our mutual goal of client satisfaction. Together we will continue to contribute to the success of our growing base of clients."

         "We're very excited to integrate our people and resources into the Fiserv Insurance Solutions Group," said Joseph A. Hensley, President of AVIDYN. "AVIDYN and Fiserv have complementary business philosophies, including a strong focus on service excellence. By combining our talents with the resources of Fiserv, we will be able to strategically expand our offerings to the benefit of Fiserv and AVIDYN clients throughout the country."

         AVIDYN, Inc. (Nasdaq: ADYN) is a leading health care information services company providing enterprise business solutions for the health care industry. Based in Dallas, Texas, the company delivers dynamic products for niche health care segments through two wholly owned subsidiaries: ppoONE, Inc. and ValueCHECK, Inc. As an Applications Service Provider (ASP), ppoONE is a market leader in claims repricing and data management for Preferred Provider Organizations (PPOs), Third Party Administrators (TPAs), health care plans and insurance carriers nationwide. ValueCHECK is a turnkey outsource solution to utilization review and case management serving TPAs, PPOs, health care plans and insurance carriers nationwide. For more information, visit www.avidyn.com.

         Fiserv, Inc. (Nasdaq: FISV) is an independent, full-service provider of integrated data processing and information management systems to the financial industry. As a leading technology resource, Fiserv serves more than 13,000 financial service providers worldwide, including banks, broker-dealers, credit unions, financial planners/investment advisers, insurance companies and agents, mortgage banks and savings institutions. Headquartered in Brookfield, Wisconsin, Fiserv also can be found on the Internet at www.fiserv.com.


16980 Dallas Pkwy., Suite 120, Dallas, TX 75248
ph (972) 447-6447 fax (972) 447-6499
avidyn.com

[AVIDYN LOGO]
                                                                    NEWS RELEASE


         Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as "believes," "anticipates," or "expects," or words of similar import. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, among others, failure of the merger to be consummated in a timely manner or at all, failure of AVIDYN stockholders to approve the merger, the risk that AVIDYN's business will not be integrated successfully into Fiserv, failure to successfully manage relationships with customers during the pendency of and following the transaction, failure to realize anticipated synergies and cost savings and other factors discussed in the filings of Fiserv and AVIDYN with the Securities and Exchange Commission. Investors should consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

         In connection with the proposed merger, Fiserv and AVIDYN will file a proxy statement/prospectus and other relevant documents concerning the proposed merger with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION CONCERNING THE PROPOSED MERGER. Investors and security holders may obtain a copy of the proxy statement/prospectus (when available) and other relevant documents concerning the proposed merger filed by Fiserv and AVIDYN with the SEC free of charge at the SEC's web site at http://www.sec.gov. Copies of the proxy statement/prospectus, once available, and each company's other filings with the SEC may also be obtained free of charge from the respective companies. Fiserv filings may be obtained by directing a request to Fiserv, Inc., Attention:
Charles W. Sprague, Secretary, 255 Fiserv Drive, Brookfield, Wisconsin, 53045. AVIDYN filings may be obtained by directing a request


16980 Dallas Pkwy., Suite 120, Dallas, TX 75248
ph (972) 447-6447 fax (972) 447-6499
avidyn.com


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[AVIDYN LOGO]
                                                                    NEWS RELEASE


to AVIDYN, Inc., Attention: Randall D. Kurtz, Chief Financial Officer, 16980 Dallas Parkway, Suite 120, Dallas, Texas 75248.

         Fiserv, AVIDYN and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of AVIDYN in favor of the merger. The directors and executive officers of Fiserv and their beneficial ownership of Fiserv common stock are set forth in the proxy statement for the 2002 annual meeting of shareholders of Fiserv. The directors and executive officers of AVIDYN and their beneficial ownership of AVIDYN common stock are set forth in the proxy statement for the 2002 annual meeting of stockholders of AVIDYN. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.


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16980 Dallas Pkwy., Suite 120, Dallas, TX 75248
ph (972) 447-6447 fax (972) 447-6499
avidyn.com